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REAL ESTATE

MIDLAND LOAN SERVICES

ANNUAL STATEMENT OF COMPLIANCE

of

PNC BANK, NATIONAL ASSOCIATION

d/b/a MIDLAND LOAN SERVICES

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, David D. Spotts, as Executive Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:

1.        A review of the Servicer’s activities during the calendar year 2025 (the “Reporting Period”) and of its performance under the Servicing Agreement has been made under the undersigned officer’s supervision; and

2.        To the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout the Reporting Period.

Dated: February 22, 2026

Midland Loan Services, a division of

PNC Bank, National Association

/s/ David D. Spotts

David D. Spotts

Executive Vice President

Member of The PNC Financial Services Group

10851 Mastin Boulevard Overland Park, Kansas 66210

800-327-8083

www.pnc.com/midland

                                                                            Schedule I

Citigroup Commercial Mortgage Securities Inc.

Recipient Role                       Deal Name                                                                                       Series Number                                                                PNC Role

Depositor                                ARES 2024-IND                                                                              Series 2024-IND                                                               Special Servicer

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2006-C4                                                                 Master Servicer

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2006-C5                                                                 Master Servicer

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2007-C6                                                                 Master Servicer

CGM Americold Portfolio

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2008-C7                                                                 Master Servicer

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2013-GC17                                                            None

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2014-GC19                                                            Special Servicer

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2014-GC21                                                            None

Special Servicer of the Newcastle Senior Housing Portfolio under the CGCMT 2014-GC19 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2014-GC23                                                            Master Servicer

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2014-GC25                                                            Special Servicer

Master Servicer of the Stamford Plaza Portfolio loan under the GSM 2014-GC24 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2015-GC29                                                            Master and Special Servicer

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2015-SMRT MZ                                                    Servicer

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2015-SMRT                                                           Master and Special Servicer

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2015-GC31                                                            None

Master Servicer of the Dallas Market Center loan under the GSM 2015-GC30 PSA. Master & Special Servicer of the Crown Plaza Bloomington and the Selig Office Portfolio loans under the CGCMT 2015-GC29 PSA

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2015-P1                                                                  None

Master Servicer of the Ascentia MHC Portfolio loan under the GSM 2015-GC32 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2015-GC35                                                             Master Servicer

Master Servicer of the Westin Boston Waterfront and South Plains Mall loans under the GSMST 2015-GS1 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2016-GC36                                                             None

Master Servicer of Glenbrook Square, Westin Boston Waterfront, South Plains Mall and GSA Portfolio serviced under the GSM 2015-GS1 PSA.

Special Servicer of the Heinz 57 Center loan serviced under the JPM 2015-JP1 PSA

Special Servicer of the Double Tree Hotel Universal serviced under the GSM 2015-GC34 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2016-P3                                                                   None

Special Servicer of the One Court Square loan under the WFCMT 2015-NXS3 PSA.

Special Servicer of the 600 Broadway loan under the DBJPM 2016-C1 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2016-GC37                                                             Special Servicer

Special Servicer of the 600 Broadway loan under the DBJPM 2016-C1 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2016-C1                                                                  None

Master Servicer of the Embassy Suites Lake Buena Vista loan under the JPM 2016-JP3 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2016-P4                                                                   None

Master Servicer of the Embassy Suites Lake Buena Vista loan under the JPM 2016-JP3 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2016-C2                                                                   Master Servicer

Master and Special Servicer of the Staybridge Suites Time Square loan under the DBJPM 2016-C3 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2016-P5                                                                   Master Servicer

Master Servicer of the Crocker Park Phase One & Two loan under the CGCMT 2016-C2 PSA.

Master Servicer of the National Business Park and Hillside Industrial loans under the JPM 2016-JP3 PSA

Master Servicer of the 132 West 27th St loan under the MS 2016-UBS11 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2016-C3                                                                   Master Servicer

Master Servicer of the College Boulevard Portfolio loan under the CGCMT 2016-P5 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2016-P6                                                                    Master Servicer

Master Servicer of the 681 Fifth Avenue loan under the MS 2016-UBS12 PSA.

Master Servicer of the Hyatt Regency Jersey City loan under the CGCMT 2016-P5 PSA.

Special Servicer on the Fresno Fashion Fair loan under the JPM 2016-C4 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2017-CD3                                                                Master and Special Servicer

Master Servicer of the 681 Fifth Avenue loan under the MSBAM 2016-UBS12 PSA.

                                            Citigroup Commercial Mortgage Securities Inc.                                 Series 2017-P7                                                                    None

Master Servicer of the 111 Livingston Street and Parts Consolidation Center loans under the CD 2017-CD3 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2017-CD5                                                                None

Master Servicer on the Starwood Capital Group Hotel Portfolio under the DBJPM 2017-C6 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2017-P8                                                                   None

Master Servicer of the Starwood Capital Group Hotel Portfolio under the DBJPM 2017-C6 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2017-C4                                                                   Master and Special Servicer

Master Servicer of the Station Place III, Capital Centers II & III, and Walgreens Witkoff Portfolio loans under the JPM 2017-C7 PSA.

Master Servicer of the 50 Varick Street loan under the UBS 2017-C5 PSA.

Master and Special Servicer of the Chelsea Multifamily Portfolio and Westin Crystal City loans under the CC-UBS 2017-C1 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2018-TBR                                                                Servicer

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2018-B2                                                                   Master Servicer

Primary Servicer on the Extra Space Self Storage Portfolio under the MS 2017-HR2 PSA.

Master Servicer on the Cross Point loan under the Benchmark 2018-B3 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2018-WSS                                                                Servicer

Depositor                                Benchmark 2018-B3 Mortgage Trust                                               Series 2018-B3                                                                    Master Servicer

Master Servicer on the SoCal Portfolio under the CGCMT 2018-B2 PSA.

Master and Special Servicer on the 315 West 36th St loan under the COMM 2018-COR3 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                               Series 2018-C5                                                                   Master Servicer

Master Servicer on the Dream Works Campus loan under the UBS 2018-C9 PSA.

Master Servicer on the Oak Portfolio loan under the Benchmark 2018-B3 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2018-C6                                                                     None

Master Servicer on the Riverwalk II loan under the UBS 2018-C14 PSA.

Master and Special Servicer on the Shelbourne Global Portfolio I under the UBS 2018-C13 PSA.

Depositor                                Citigroup Commercial Mortgage Securities Inc.                              Series 2019-SMRT                                                               Servicer and Special Servicer

Depositor                                Benchmark 2019-B9 Mortgage Trust                                               Series 2019-B9                                                                      Primary Servicer

Master Servicer on the Kawa Mixed Use Portfolio, Staples Strategic Industrial, 10 Brookline Place and 1421 West Shure Drive loans under the Benchmark 2018-B8 PSA.

Master Servicer and Special Servicer of the Liberty Station Retail loan under the JPMCC 2019-COR4 PSA.

Depositor                                Citigroup Commercial Mortgage Trust 2019-PRM                           Series 2019-PRM                                                                Master & Special Servicer

Depositor                                CHC Commercial Mortgage Trust 2019-CHC                                  Series 2019-CHC                                                                Master & Special Servicer

Depositor                                Benchmark 2019-B12 Mortgage Trust                                              Series 2019-B12                                                                  Master Servicer

Master and Special Servicer on the Vie Portfolio loan under the JPMCC 2019-COR5 PSA.

Master Servicer on the 250 Livingston loan and Waterfront Plaza loan under the GSMS 2019-GC40 PSA and the SWVP Portfolio loan under the BBCMS 2019-C3 PSA.

Primary Servicer on the 3 Columbus Circle loan under the Benchmark 2019-B10 PSA.

Special Servicer on the Woodlands Mall and 2 MacArthur loans under the Benchmark 2019-B12 PSA

Master Servicer on the Grand Canal Shoppes loan under the MSC 2019-H7 PSA, the ICON Upper East Side Portfolio loan under the JPMCC 2019-ICON UES TSA and on the Greenleaf at Howell loan under the Benchmark 2019-B11 PSA

Depositor                                Citigroup Commercial Mortgage Trust 2019-GC41                          Series 2019-GC41                                                                Master Servicer

Master Servicer on the Grand Canal Shoppes loan under the MSC 2019-H7 PSA and the Wind Creek Leased Fee loan under the BMARK 2019-B13 PSA.

Master Servicer on the Zappettini Portfolio loan, the CIRE Equity Retail & Industrial Portfolio loan and The Centre loan all under the BMARK 2019-B12 PSA.

Depositor                                Citigroup Commercial Mortgage Trust 2019-GC43                          Series 2019-GC43                                                                Servicer

Master Servicer on the Rivertowne Commons loan under the Benchmark 2019-B13 PSA, the Grand Canal Shoppes loan under the MS 2019-H7 PSA

Master Servicer on the USAA Office Portfolio loan, the Millennium Park Plaza loan, and the U.S. Industrial Portfolio V loan, all under the CGCMT 2019-GC41 PSA

Master Servicer on the 19100 Ridgewood loan and the 222 Kearny Street loan under the GS 2019-GC42 PSA.

Depositor                                Benchmark 2019-B15 Mortgage Trust                                              Series 2019-B15                                                                    Master Servicer

Master and Special Servicer on The Essex loan under the Benchmark 2019-B14 PSA.

Special Servicer on the Austin Landing Mixed Use loan under the Benchmark 2019-B15 PSA.

Master Servicer on the Sunset North loan and City Hyde Park loan under the Benchmark 2019-B13 PSA, and on the Elston Retail Collection loan under the COMM 2019-GC44 PSA

Master Servicer on the Harvey Building Products loan, the Legends at Village West loan, the 8 West Centre loan, and the Hilton Cincinnati Netherland Plaza loan under the Benchmark 2019-B14 PSA.

Depositor                                Citigroup Commercial Mortgage Trust 2019-C7                             Series 2019-C7                                                                        None

Master Servicer on the Harvey Building Products loan under the Benchmark 2019-B14 PSA.

Master and Special servicer on the Austin Landing Mixed-Use loan under the Benchmark 2019-B15 PSA

Depositor                                Citigroup Commercial Mortgage Trust 2020-GC46                          Series 2020-GC46                                                                  Master Servicer

Master Servicer on the Southcenter Mall loan, the 90 North Campus loan, the Property Commerce Portfolio loan, and the 510 East 14th Street loan under the GSMS 2020-GC45 PSA

Master Servicer on The Shoppes at Blackstone Valley loan under the COMM 2019-GC44 PSA

Depositor                                Citigroup Commercial Mortgage Trust 2020-555                              Series 2020-555                                                                     Servicer and Special Servicer

Depositor                                Benchmark 2020-B19 Mortgage Trust                                               Series 2020-B19                                                                    Master Servicer

Master Servicer on The Shoppes at Blackstone Valley loan under the COMM 2019-GC44 PSA.

Master Servicer on the 420 Taylor Street loan, Brass Professional Center loan and 280 North Bernardo loan under the Benchmark 2020-B18 PSA.

Master and Special Servicer on the Agellan Portfolio loan under the Benchmark 2020-B18 PSA, the 675 Creekside Way loan under the JPMDB 2020-COR7 PSA, and on the BX Industrial Portfolio loan under the Benchmark 2020-IG3 PSA.

Depositor                                BX 2020-VKNG                                                                                 Series 2020-VKNG                                                               Special Servicer

Depositor                                MHC 2021-MHC                                                                                Series 2021-MHC                                                                  Servicer

Depositor                                Benchmark 2021-B27                                                                         Series 2021-B27                                                                    Master Servicer

Master Servicer on the 1985 Marcus loan and the Amazon Seattle loan, both under the Benchmark 2021-B25 PSA

Depositor                                BX 2021-SOAR                                                                                  Series 2021-SOAR                                                                Special Servicer

Depositor                                MHP 2021-STOR                                                                               Series 2021-STOR                                                                 Master Servicer

Depositor                                CGCMT 2021-KEYS                                                                         Series 2021-KEYS                                                                 Servicer

Depositor                                BX 2021-XL2                                                                                     Series 2021-XL2                                                                    Special Servicer

Depositor                                Benchmark 2021-B31                                                                         Series 2021-B31                                                                    Master Servicer

Master Servicer on the One Memorial Drive loan under the JPMCC 2021-1MEM TSA, the Plaza La Cienega loan under the 3650R 2021-PF1 PSA, and The Veranda loan and the Audubon Crossings & Commons loan, both under the Benchmark 2021-B30 PSA.

Depositor                                BX 2022-LP2                                                                                       Series 2022-LP2                                                                    Special Servicer

Depositor                                CEDR 2022-SNAI                                                                               Series 2022-SNAI                                                                  Servicer

Depositor                                Benchmark 2022-B35                                                                          Series 2022-B35                                                                    Primary Servicer

Master Servicer on the One Wilshire loan, the Bedrock Portfolio loan, and the Grede Casting Industrial Portfolio loan under the Benchmark 2022-B32 PSA and on the Novo Nordisk HQ loan under the Benchmark 2021-B31 PSA

Master and Special Servicer on the 200 West Jackson loan under the Benchmark 2022-B33 PSA

Depositor                                CGCMT 2022-GC48                                                                           Series 2022-GC48                                                                   Master Servicer

Master Servicer on the One Wilshire loan under the Benchmark 2022-B32 PSA, on the 2 Riverfront Plaza loan under the BBCMS 2022-C15 PSA, and on the Stockton Self Storage Portfolio under the BBCMS 2022-C16 PSA.

Depositor                                Benchmark 2023-V2                                                                           Series 2023-V2                                                                        Master Servicer

Master Servicer on the PetSmart HQ loan and the Patewood Corporate Center loan under the 3650R 2021-PF1 PSA, and on the Meadowood Mall loan under the 3650 2022-PF2 PSA

Depositor                                Benchmark 2023-B39                                                                          Series 2023-B39                                                                     Master Servicer

Master Servicer on the Pacific Design Center loan under the Benchmark 2023-B38 PSA, on the Miracle Mile Loan under the MIRA 2023-MILE TSA, and on the Harborside 2-3 loan under the Benchmark 2023-V2 PSA

Master Servicer on the on the Jaylor–Burger King Portfolio loan and the Hyatt Regency Indianapolis loan under the BMO 2023-C5 PSA and on the One Campus Martius loan under the Benchmark 2022-B36 PSA

Master Servicer on the Fashion Valley Mall loan under the Benchmark 2023-B40 PSA

Depositor                                DC 2023-DC                                                                                        Series 2023-DC                                                                       Servicer

Depositor                                Benchmark 2023-V4                                                                            Series 2023-V4                                                                       Master Servicer

Master Servicer on the Harborside 2-3 loan under the Benchmark 2023-V2 PSA, the 12800 Culver Boulevard loan under the Benchmark 2023-V3 PSA, and on the Philadelphia Marriott Downtown loan under the BBCMS 2023-5C23 PSA

Depositor                                BMARK 2024-V7                                                                                Series 2024-V7                                                                       Master Servicer

Master Servicer on the Prime Storage - Hudson Valley Portfolio under the BMARK 2024-V6 PSA and on the GNL Industrial Portfolio and 620 W 153rd Street loans under the BMO 2024-5C4 PSA.

Master Servicer on the Columbus Business Park loan under the Benchmark 2024-V9 PSA

Depositor                                BMARK 2024-V10                                                                              Series 2024-V10                                                                      Master Servicer

Master Servicer of the Stonebriar Centre loan under the Benchmark 2024-V9 PSA.

Depositor                                CSTL 2024-GATE                                                                               Series 2024-GATE                                                                   Servicer

Depositor                                BMARK 2025-V13                                                                              Series 2025-V13                                                                      Master Servicer

Master Servicer of the Queens Center and the Tops & Kroger Portfolio loans under the BBCMS 2024-5C31 PSA

Special Servicer of The Spiral loan under the Hudson Yards 2025-SPRL TSA

Depositor                                SWCH 2025-DATA                                                                             Series 2025-DATA                                                                   Servicer

Depositor                                ILPT 2025-LPF2                                                                                  Series 2025-LPF2                                                                    Servicer

Depositor                                P11 2025-P11                                                                                       Series 2025-P11                                                                       Servicer

Depositor                                BMARK 2025-V16                                                                              Series 2025-V16                                                                      Primary Servicer

Master Servicer of the ILPT 2025 Portfolio loan under the ILPT 2025-LPF TSA, The Wharf loan under the WHARF 2025-DC TSA, and The Link loan under the Benchmark 2025-V14 PSA

Master Servicer of the Shaw Park Plaza and the 347-363 Flushing Avenue loans under the BMO 2025-5C11 PSA

Depositor                                BMARK 2025-V19                                                                              Series 2025-V19                                                                      Master and Special Servicer

Master Servicer of the Empire Mall loan under the WFCM 2025-5C7 PSA